UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2007

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IGI, INC.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue Buena, New Jersey 08310 (Address of Principal Executive Offices) (Zip Code)

(856) 697-1441 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Sale of Unregistered Equity Securities.

      On January 2, 2008, the Registrant closed its sale of (i) 50 shares of Series A Convertible Preferred Stock with a liquidation preference of $10,000 per share, with each share of preferred stock, convertible into 10,000 shares of common stock of the Registrant, subject to customary adjustments; and (ii) a warrant to purchase 175,000 shares of common stock at an exercise price of $1.25 per share, expiring two years from issuance, for aggregate consideration of $500,000 to Federico Buonanno pursuant to a subscription agreement entered into on December 5, 2007, following the approval of the listing of the shares underlying such securities by the American Stock Exchange.

      On December 31, 2007, the Registrant closed its sale of 150,000 shares of its common stock and a warrant to purchase 52,500 shares of common stock at an exercise price of $1.25 per share, expiring two years from issuance, for aggregate consideration of $150,000 to Univest Management, Inc. EPSP ("Univest"), an entity controlled by Frank Gerardi, former CEO and former Director of the Registrant and a beneficial owner of over 10% of the Registrant's outstanding capital stock pursuant to a subscription agreement entered into on December 10, 2007 and following approval of the listing of the shares of common stock and common stock underlying the warrant on the American Stock Exchange.

      The Registrant issued the above mentioned securities in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933.

The proceeds of the above mentioned transactions will be used for general working capital purposes.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On January 2, 2008, the Registrant filed a Certificate of Designations with the Delaware Secretary of State designating a series of preferred stock entitled Series A Convertible Preferred Stock ("Series A Preferred") consisting of 100 shares. Each share of Series A Preferred has a liquidation preference of $10,000, and is convertible into 10,000 shares of common stock, subject to customary adjustments. The holders of Series A Preferred will vote Series A Preferred on as-converted basis, together with the shares of common stock. Outstanding shares of Series A Preferred will automatically convert into common stock of the Registrant if the last reported sale price of the Registrant's common stock on the American Stock Exchange exceeds $2.50 for a period of ten (10) consecutive trading days.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description

3.1	Certificate of Designations to the Registrant's Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Carlene Lloyd

Carlene Lloyd Vice President of Finance

Date: January 3, 2008

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EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations to the Registrant's Certificate of Incorporation

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